SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 2 to
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 12, 2001
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                               HCNB Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

       Maryland                    333-73385                 52-2083046
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 (State of Incorporation)        (Commission             (I.R.S. Employer
                                 File Number)           Identification No.)

       1776 East Jefferson Street, Rockville, MD            20852
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        (Address of Principal Executive Offices)          (Zip Code)

        Registrant's Telephone Number, Including Area Code: 301/468-8848
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ITEM 4.  Changes in Registrant's Certifying Accountant.

On April 12, 2001, Jameson & Associates, P.A., independent public accountants engaged by HCNB Bancorp, Inc. ("HCNB") since HCNB's initial public offering in 1999, notified HCNB's audit committee of its decision to resign as HCNB's independent public accountants. The firm's resignation letter cited a belief that, as HCNB grows, it will require an accounting firm with a greater regulatory presence than Jameson & Associates, P.A. can provide.

HCNB believes that for the two fiscal years ended December 31, 2000 and the subsequent interim period preceding the resignation (through April 12, 2001), HCNB and Jameson & Associates, P.A. did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Jameson & Associates, P.A., would have caused it to make reference in connection with its report on HCNB's financial statements to the subject matter of the disagreement.

The report of Jameson & Associates, P.A. on HCNB's financial statements for the years ended December 31, 1999 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During those periods, there were no reportable events described in Item 304(a)(1)(iv)(B) of Regulation S-B promulgated under the Securities Act of 1933.

HCNB has provided a copy of this Amendment No. 2 to its report on Form 8-K to Jameson & Associates, P.A., and has requested that Jameson & Associates, P.A. furnish a letter addressed to the Securities and Exchange Commission stating whether Jameson & Associates, P.A. agrees with the above statements. A copy of that letter is attached hereto as an exhibit.

Effective April 25, 2001, HCNB has engaged the firm of Rowles & Company to serve as its principal independent public accountants for the year ending December 31, 2001 and to audit HCNB's financial statements for the fiscal year ending December 31, 2001. HCNB has not consulted Rowles & Company regarding any matter described in Item 304 (a)(2)(i) or (ii).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

The exhibit described below is filed herewith:

Exhibit No.

16.      Letter of Jameson & Associates, P.A. dated May 16, 2001
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HCNB BANCORP, INC.

Date:  May 14, 2001                              By:  /s/ Michael J. Burke
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                                                 Michael J. Burke, President